Investment Securities - Components of Investment Securities Gains and Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Available for sale securities:
Gains realized on sales	$ 253	$ 38	$ 623
Losses realized on sales	0	(33)	(21)
Other-than-temporary impairment recognized	0	0	0
Other investment securities:
Fair value adjustments, net	2	0	0
Investment securities gains, net	$ 255	$ 5	$ 602